UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 9, 2021

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Enstar Group Limited (the “Company” or “Enstar”) held its Annual Meeting on June 9, 2021. At the Annual Meeting, the shareholders voted on the following four proposals and cast their votes as described below.
Proposal No. 1: Vote to approve the amendment of the Company’s Bye-Laws to declassify the Board of Directors over a three-year period. This proposal was approved. There were a total of 873,984 broker non-votes on this proposal.

For	Against	Abstain
14,207,801	3,676	4,660

Proposal No. 2: Election of Class III Directors. The individuals listed below were elected to serve a term expiring at the annual general meeting of shareholders in 2022. There were a total of 873,984 broker non-votes with respect to each nominee.

Director	For	Against	Abstain
Susan L. Cross	14,177,343	19,345	19,449
Hans-Peter Gerhardt	12,840,653	1,356,116	19,368
Dominic Silvester	13,394,770	818,074	3,293
Poul Winslow	12,856,521	1,356,398	3,218

Proposal No. 3: Advisory vote to approve executive compensation. This proposal was approved. There were a total of 873,984 broker non-votes on this proposal.

For	Against	Abstain
8,906,152	5,289,764	20,221

Proposal No. 4: Ratification of the selection of KPMG Audit Limited to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and authorization of the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm. This proposal was approved. There were no broker non-votes on this proposal.

For	Against	Abstain
15,068,838	8,763	12,520
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description

3.1	Sixth Amended and Restated Bye-Laws of Enstar Group Limited

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL

104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

June 15, 2021	By:	/s/ Audrey B. Taranto
Audrey B. Taranto
General Counsel and Corporate Secretary